                                    EXHIBIT 2

                              SETTLEMENT AGREEMENT

      This Settlement Agreement ("Agreement") is entered into by and between Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc. ("WestSec") and NYLIFE Structured Asset Management Company, Ltd. ("SAMCO"). SAMCO and WestSec are "the Parties" to this agreement.

      WHEREAS, on or about November 15, 1991, SAMCO and WestSec's predecessor, Westinghouse Electric Corporation ("WEC"), entered into the Operational Services Agreement ("OSA") pursuant to which WEC agreed, among other things, to perform management and monitoring services for certain security alarm system contracts owned by SAMCO.

      WHEREAS, in 1992 and 1993, WEC, Westinghouse Security Systems, L.P. ("WSS") and SAMCO entered into a series of Account Purchase Agreements dated July 15, 1992, September 16, 1992, November 19, 1992, December 12, 1992, and June 18, 1993 (collectively, the "Purchase Agreements") which provided for the sale of certain security alarm system contracts and related assets to SAMCO by WEC and WSS.

      WHEREAS, in connection with the purchase of the security alarm contracts under the Purchase Agreements, SAMCO issued its Series A Notes due on February 15, 1998, its Series B Notes due on August 15, 1998, and its Series C Notes due on August 15, 1999 (collectively, the "Notes").

      WHEREAS, each series of Notes was secured by, among other things, security alarm system contracts sold to SAMCO by WEC and WSS pursuant to the Purchase Agreements (the "Contracts constituting the collateral securing such Notes" or the "note holders' Lien").

      WHEREAS, in or about December of 1996, WEC, WestSec and Western Resources, Inc. ("WRI") entered into an Asset Purchase Agreement pursuant to which WestSec and WRI purchased from WEC the business of managing, servicing and monitoring security alarm systems.

      WHEREAS, in connection with WEC's assignment to WestSec of WEC's rights, title and interest in the OSA and Purchase Agreements, SAMCO, WEC, WestSec and Westar Capital, Inc. ("Westar") entered into a Consent, Assignment, Assumption, Amendment and Modification Agreement dated December 30, 1996 ("Consent Agreement"), pursuant to which SAMCO consented to the assignment to WestSec of the OSA and Purchase Agreements subject to the terms of the Consent Agreement.

      WHEREAS, the Consent Agreement modified Section 9.1 of the OSA to require WestSec or an affiliate of WestSec designated by it to "irrevocably purchase the Contracts constituting the collateral securing [each series of] Notes."

      WHEREAS, the Consent Agreement further provided that WestSec furnish SAMCO with a letter of credit to secure its obligations under the OSA, the Consent Agreement and the Purchase Agreements (the "Letter of Credit").

      WHEREAS, on or about February 15, 1998, SAMCO's Series A Notes matured, which effectuated WestSec's obligation under the Consent Agreement to pay for the Series A "Contracts constituting the collateral securing such Notes."

      WHEREAS, on or about August 15, 1998, SAMCO's Series B Notes matured, which triggered WestSec's obligation to pay for the Series B "Contracts constituting the collateral securing such Notes."

      WHEREAS, the Series C Notes are scheduled to mature on August 15, 1999, at which time WestSec would be obligated to pay for the Series C "Contracts constituting the collateral securing such Notes."

      WHEREAS, a dispute has arisen between Westsec and SAMCO regarding, among other things, the total number of the Contracts constituting the collateral securing such Notes, the calculation of WestSec's performance bonus upon the sale of the Contracts constituting the collateral securing such Notes, and the fair market value of the Contracts constituting the collateral securing such Notes

      WHEREAS, on March 2, 1998, WestSec filed a petition against SAMCO in the 44th Judicial District Court of Dallas County, Texas; Cause No. DV 98-01761-B (the "Litigation"), setting forth claims for declaratory judgment, breach of contract and attorneys' fees.

      WHEREAS, on March 27, 1998, SAMCO filed an answer in the Litigation, setting forth a general denial, affirmative defenses and counterclaims against WestSec for declaratory judgment, breach of contract and attorneys' fees.

      WHEREAS, WestSec has purchased from SAMCO the contracts securing the Series A and B Notes, through transactions that were partially disputed prior to this settlement.

      WHEREAS, bona fide disputes and controversies exist between WestSec and SAMCO, both as to liability and the amount thereof.

      WHEREAS, by reason of such disputes and controversies, the Parties desire to compromise and settle all claims and causes of action of any kind between the Parties.

      In exchange for their promises, the Parties agree:

1. Payment of Purchase Amount and Transfer of Accounts.

      a. On or before December 17, 1998, WestSec shall pay SAMCO Twenty-nine million five hundred thousand dollars ($29.5 million) (the "Purchase Amount") by delivering the Purchase Amount in immediately available funds in trust to Rod Phelan, SAMCO's attorney of record in the Litigation.

      b. Upon receipt of the Purchase Amount, Phelan (on behalf of SAMCO) will deliver to John Bickel, WestSec's attorney of record in the Litigation, a copy of the Accounts Purchase Agreement, Bill of Sale and Assumption Agreement attached as Exhibit A, executed by SAMCO, whereby SAMCO transfers and assigns to WestSec title to any and all security alarm monitoring accounts in which SAMCO claims an interest ("Accounts"), unencumbered except for the note holders' Lien.

      c. Bickel will deliver to Phelan a copy of the document attached as Exhibit A (including the Assumption Agreement), executed by WestSec, it being acknowledged by the Parties that the note holders' Lien will not be released by the note holders trustee until 91 days after SAMCO deposits the funds referred to in paragraph 3(b).

2. Mutual Releases and Dismissal with Prejudice.

      Effective upon the delivery of the Purchase Amount and executed conveyance document referred to in paragraph 1 above, and except as to rights and duties created by this Agreement:

      a. SAMCO generally releases WestSec and its parent, successors, predecessors, affiliates, and their legal representatives, officers, directors, employees, stockholders, insurers, assigns, and attorneys (collectively, the "WestSec Parties") from any and all claims SAMCO has or may now have, including in particular but without limitation claims of breach of contract, declaratory judgment and attorneys fees. This release is intended to be as broad as the law allows. SAMCO further covenants and agrees to not directly or indirectly assist, aid, abet, sponsor, continue, renew, commence or prosecute, join in or participate as an adverse party or as an adverse witness (in either instance, however, subject to court order, requirement of law or compulsory legal process) in any suit or action at law or otherwise against the WestSec Parties directly or indirectly.

      b. WestSec generally releases SAMCO and its parent, successors, predecessors, affiliates, and their legal representatives, officers, directors, employees, stockholders, insurers, assigns, and attorneys (collectively, the "SAMCO Parties") from any and all claims WestSec has or may now have, including in particular but without limitation claims of breach of contract, declaratory judgment and attorneys fees. This release is intended to be as broad as the law allows. WestSec further covenants and agrees to not directly or indirectly assist, aid, abet, sponsor, continue, renew, commence or prosecute, join in or participate as an adverse party or as an adverse witness (in either instance, however, subject to court order, requirement of law or compulsory legal process) in any suit or action at law or otherwise against the SAMCO Parties directly or indirectly.

      c. Phelan will sign and Bickel will sign and deliver to the court for entry the Agreed Order of Dismissal with Prejudice attached as Exhibit B, which taxes costs to the party incurring them.

3. Warranties by SAMCO.

      a. SAMCO warrants that it is solvent and paying its debts as they come due, that it will not file a voluntary petition in any bankruptcy proceeding, and that it has not committed and will not commit any acts of bankruptcy that could result in a third party filing an involuntary petition in a bankruptcy proceeding.

      b. SAMCO warrants that within one business day after it receives the payment described in P. 1(a), it will pay the trustee for the note holders the money (or an equivalent amount of U.S. Government securities) required to obtain a release of the note holders' Lien on the Accounts, and that the trustee will be irrevocably instructed not to disburse this money or the proceeds of the Government securities to the note holders until it has executed a UCC-3 releasing the note holders' Lien; provided that the trustee may make the required payments of interest and principal on February 15, 1999 and May 15, 1999.

      c. SAMCO warrants that within 96 days after it receives the payment described in P. 1(a), it will mail or cause the trustee to mail to WestSec appropriate forms UCC-3, fully executed, releasing the note holders' Lien on the Accounts.

      d. SAMCO warrants that it has obtained a complete release of SAMCO and WestSec from BK Financial, Daniel Buompane, Capital Recovery, Inc. and/or James
R. Day (collectively, the "Consultants"), as reflected by Exhibit C attached, effective upon payment of the sum stated therein, which payment SAMCO warrants that it will make within 3 business days of receipt from WestSec of the payment described in paragraph 1.

      e. In the event that SAMCO breaches any of these warranties, WestSec shall be entitled to recover all damages caused by the breach.

4. Indemnification.

      a. SAMCO agrees to indemnify, defend and hold harmless the WestSec Parties against any claims by the Consultants. SAMCO also agrees to indemnify, defend and hold harmless the Westsec Parties against any claims by the holders of the Series A, Series B and Series C Notes.

      b. WestSec agrees to indemnify, defend and hold harmless the SAMCO Parties against any claims by any of the customers whose security alarm contracts make up the Accounts.

5. Merger Clause.

      It is understood and agreed that this Agreement and its exhibits contain the entire agreement between the Parties and supersede any and all prior agreements, representations, arrangements or understandings between the Parties. This Agreement cannot be changed or terminated orally. No other oral understandings, representations, statements, promises or inducements in addition to or contrary to the terms of this Agreement exist.

6. No Admission.

      It is understood and agreed that the terms hereof are contractual and not merely recitals. It is further understood and agreed that this Agreement is a compromise of doubtful and disputed claims and that no payments made, releases or other consideration given or anything contained herein shall be construed as an admission by any party, all liability being expressly denied.

7. Confidentiality.

      It is understood and agreed that the Parties and their attorneys shall keep and maintain confidential all terms of this Agreement including the nature, size and amount of consideration to be paid hereunder, and shall not voluntarily disclose to any persons or entities outside the Parties and their attorneys any of the terms of this Agreement, except for the purpose of enforcing this Agreement, the exhibits hereto, or any provisions therein, and except as may be required by law, rule or regulation. However, it shall not be a violation of this Agreement for representatives of the Parties who are involved in negotiation, execution, and/or implementation of this Agreement to disclose to any advisors, accountants, investors or any other persons who reasonably need to know such information that the Litigation was settled through a confidential agreement.

8. Warranty of Ownership, Non-Transfer & Non-Assignment of Claims.

      It is expressly warranted by the Parties that they are the sole owners and holders of all claims, actions and causes of action described in this Agreement and that they have not sold, conveyed, assigned and/or transferred any of their rights in or pertaining to such claims, actions and causes of action to any person, including without limitation, natural persons, corporations, partnerships, limited partnerships, joint ventures, sole proprietorships or other business entities.

9. Governing Law.

      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, and any disputes hereunder will be brought in a State District Court in Dallas, Dallas County, Texas.

10. Acknowledgment That Agreement Is Voluntary.

      The Parties acknowledge that they have carefully read and understand this Agreement, including the attached exhibits referred to herein; that this Agreement and the attached exhibits express the entire Agreement between the Parties; and that they have executed this Agreement freely of their own accord and for good and valuable consideration. Both parties make this agreement after obtaining advice of their own counsel. Neither party is under any duress, coercion, or pressure to settle.

11. Severability Clause.

      If any provision of this Agreement is or may be held by a court of competent jurisdiction to be invalid, void, unenforceable, or in violation of any laws, such provision may be judicially modified or reformed in such manner as to be enforceable and the remaining provisions shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way.

EXECUTED this 17th day of December, 1998.

                                           PROTECTION ONE ALARM MONITORING, INC.


                                           BY: /s/ John W. Hesse, EX.V.P.
                                               ------------------------------
                                               NAME: John W. Hesse
                                               TITLE: EX.V.P.

STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS         ss.

      BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared John W. Hesse being by me first duly sworn, who stated to me that he is the person and officer whose name is subscribed to the foregoing Agreement and acknowledged to me that he executed this Agreement as the act of WestSec, Inc., for the purposes and consideration therein expressed, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of December, 1998.


-----------------------------------
              BRENDA BURNS                     /s/ Brenda Burns
[SEAL] Notary Public, State of Texas           ------------------------------
         My Commission Expires                 Notary Public, State of Texas
            JUNE 17, 2002
-----------------------------------

NOTARY INSIGNIA:

EXECUTED this 17th day of December, 1998.

                                       NYLIFE STRUCTURED ASSET
                                       MANAGEMENT COMPANY, LTD.


                                       BY: /s/ Kevin M. Micucci
                                           ----------------------------------
                                           NAME:  Kevin M. Micucci
                                           TITLE: President

STATE OF NEW YORK             ss.
                              ss.
COUNTY OF NEW YORK            ss.

      BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared Kevin M. Micucci being by me first duly sworn, who stated to me that he is the person and officer whose name is subscribed to the foregoing Agreement and acknowledged to me that he executed this Agreement as the act of NYLIFE Structured Asset Management Company, Ltd., for the purposes and consideration therein expressed, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of December, 1998.


                                           /s/ Jeanne Louther
                                           ----------------------------------
                                           Notary Public, State of New York

NOTARY INSIGNIA:                                     Jeanne Louther
                                           Notary Public, STATE OF NEW YORK
                                                     No. 24-4846141
                                               Qualified in Kings County
                                          Certificate Filed in New York County
                                            Commission Expires April 30, 1999


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